MORGAN STANLEY MUNICIPAL INCOME
OPPORTUNITIES TRUST III

Exhibit 77Q3:  Certification

(a)(i) The Principal Executive Officer and Principal
Financial Officer of Morgan Stanley Municipal Income
Opportunities Trust III (the "Fund") have evaluated the disclosure controls and procedures (as defined in Rule 30a-
2(c)) of the Fund within 90 days of the filing date of this Form N-SAR (the "Effective Date") and they believe that the disclosure controls and procedures are effective.

(a)(ii) There have been no significant changes in Morgan Stanley Municipal Income Opportunities Trust III's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii) CERTIFICATIONS

I, Mitchell M. Merin, certify that:

1.	I have reviewed this report on Form N-SAR of Morgan
Stanley Municipal Income Opportunities Trust III;

2.	Based on my knowledge, this report does not contain
any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial information
included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrants' other certifying officers and I are
responsible for establishing and maintaining disclosure controls and procedures (as defined in the 30a-2(c) under the Investment Company Act) for the registrant and have:

a)	designed such disclosure controls and procedures to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the registrant's disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation
Date"); and

c)	presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants' other certifying officers and I have
disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing he equivalent functions):

a)	all significant deficiencies in the design or operation of
internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	 any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  November 25, 2002


                            /s/	Mitchell M. Merin
				Mitchell M. Merin
				President and Chief
Executive Officer




(a)(i) The Principal Executive Officer and Principal
Financial Officer of Morgan Stanley Municipal Income
Opportunities Trust III (the "Fund") have evaluated the disclosure controls and procedures (as defined in Rule 30a-
2(c)) of the Fund within 90 days of the filing date of this Form N-SAR (the "Effective Date") and they believe that the disclosure controls and procedures are effective.

(a)(ii) There have been no significant changes in Morgan Stanley Municipal Income Opportunities Trust III's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii) CERTIFICATIONS

I, Francis Smith, certify that:

6.	I have reviewed this report on Form N-SAR of Morgan
Stanley Municipal Income Opportunities Trust III;

7.	Based on my knowledge, this report does not contain
any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

8.	Based on my knowledge, the financial information
included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

9.	The registrants' other certifying officers and I are
responsible for establishing and maintaining disclosure controls and procedures (as defined in the 30a-2(c) under the Investment Company Act) for the registrant and have:

d)	designed such disclosure controls and procedures to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

e)	evaluated the effectiveness of the registrant's disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation
Date"); and

f)	presented in this report our conclusions about the
effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

10.	The registrants' other certifying officers and I have
disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing he equivalent functions):

c)	all significant deficiencies in the design or operation of
internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

d)	 any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  November 25, 2002


                            /s/	Francis Smith
				Francis Smith
				Chief Financial Officer